                                  SCHEDULE 14C
                                 (RULE 14c-101)

                 INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

                   INFORMATION STATEMENT PURSUANT TO SECTION
                  14(c) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Check the appropriate box:

[ ] Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14c-5(d)(2))
[X] Definitive Information Statement


                      The Enterprise Group of Funds, Inc.
------------------------------------------------------------------------------
                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No Fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ] Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

[Enterprise Group of Funds LOGO]
--------------------------------------------------------------------------------

February 28, 2001

Dear Shareholder:

     We are pleased to enclose an information statement about changes affecting three funds of The Enterprise Group of Funds, Inc. ("EGF"): the Capital Appreciation Fund, the Growth Fund and the Balanced Fund (each a "Fund," and collectively, the "Funds"). The first change concerns a change in ownership of Marsico Capital Management, LLP ("Marsico"), the Fund Manager for the Capital Appreciation Fund. The second change concerns a change in ownership of Montag & Caldwell, Inc. ("Montag," and together with Marsico, the "Fund Managers"), Fund Manager for the Growth Fund and the Balanced Fund.

     On January 2, 2001, Marsico Management Holdings, LLC, a subsidiary of Bank of America Corporation, a Delaware corporation, increased its ownership of Marsico from 50% to 100% (the "Marsico Transaction"). The Marsico Transaction resulted in a change in control of Marsico.

     On February 1, 2001, Alleghany Asset Management, Inc. ("AAM"), the parent company of Montag, merged with a subsidiary of ABN AMRO North America Holding Company (the "Montag Transaction"). The Montag Transaction resulted in a change in control of Montag.

     As a result of each change in ownership, the respective Fund Manager's Agreements with respect to the Capital Appreciation, Growth and Balanced Funds terminated automatically as a matter of law. The Board of Directors of EGF, acting pursuant to an exemptive order granted by the Securities and Exchange Commission, approved a new Fund Manager's Agreement with Marsico with respect to the Capital Appreciation Fund, effective as of January 2, 2001, and new Fund Manager's Agreements with Montag with respect to the Growth Fund and the Balanced Fund, effective as of February 1, 2001.

     The management fees paid by the Funds to Enterprise Capital Management, Inc., the investment adviser to the Funds, will not change as a result of the new Fund Manager's Agreements. The terms of the new Fund Manager's Agreements with the respective Fund Managers are substantially the same as the terms of the prior agreements in all material respects. The management fees paid to and the services provided by the Fund Managers will not change.

     We encourage you to read the attached information statement, which more fully describes the Marsico Transaction and the Montag Transaction and the Board of Directors' approval of the new Fund Manager's Agreements. We look forward to working with Marsico and Montag to assist you in working toward your investment goals. Thank you for your continued support.

Sincerely,

/s/ VICTOR UGOLYN

Victor Ugolyn
Chairman, President, and Chief Executive Officer

                      THE ENTERPRISE GROUP OF FUNDS, INC.
                           CAPITAL APPRECIATION FUND
                                  GROWTH FUND
                                 BALANCED FUND

                            ATLANTA FINANCIAL CENTER
                      3343 PEACHTREE ROAD, N.E., SUITE 450
                             ATLANTA, GA 30326-1022
                             ---------------------

                             INFORMATION STATEMENT
                             ---------------------


     We are providing this information statement to the shareholders of the Capital Appreciation Fund, the Growth Fund and the Balanced Fund (each a "Fund," and collectively, the "Funds"), each a separate series of The Enterprise Group of Funds, Inc. ("EGF"), in lieu of a proxy statement, pursuant to the terms of an exemptive order that EGF has received from the Securities and Exchange Commission (the "SEC"). The order permits EGF's investment adviser, Enterprise Capital Management, Inc. ("Enterprise Capital"), to appoint new subadvisers ("Fund Managers") and to make changes to existing Fund Manager contracts with the approval of EGF's Board of Directors, but without obtaining shareholder approval. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.



     This information statement will be mailed on or about February 28, 2001. As of February 16, 2001, there were 8,166,123.282 shares outstanding of the Capital Appreciation Fund, 103,185,869.291 shares outstanding of the Growth Fund and 3,186,618.046 shares outstanding of the Balanced Fund. The cost of this information statement will be paid by Marsico Capital Management, LLC ("Marsico") and Montag & Caldwell, Inc. ("Montag") or their respective affiliates.


THE FUNDS

     The Funds are investment portfolios of EGF, a Maryland corporation. EGF is a party to an investment advisory agreement with Enterprise Capital, dated July 1, 1999 (the "Adviser's Agreement"). Under the Adviser's Agreement, Enterprise Capital is responsible for selecting, subject to the review and approval by the Board of Directors, one or more Fund Managers to manage each investment portfolio of EGF. The Adviser's Agreement also gives Enterprise Capital the responsibility to review and monitor the performance of the Fund Managers on an ongoing basis, and to recommend to the Board of Directors changes to the roster of Fund Managers as appropriate. Enterprise Capital also is responsible for conducting all business operations of EGF, except those operations contracted to EGF's custodian and transfer agent. As compensation for these services, Enterprise Capital receives a fee from each investment portfolio of EGF, from which Enterprise Capital pays all fees due to the Fund Managers. The investment portfolios of EGF, therefore, pay no fees directly to the Fund Managers.

     Enterprise Capital recommends Fund Managers for the investment portfolios to the Board on the basis of its continuing quantitative and qualitative evaluation of the Fund Manager's skills in managing assets pursuant to specific investment styles and strategies in accordance with the objectives of each investment portfolio. Short-term investment performance by itself is not a significant factor in selecting or terminating a Fund Manager, and Enterprise Capital does not expect to recommend frequent changes of Fund Managers.

     The Fund Managers do not provide any services to the investment portfolios other than investment management and related record-keeping services. However, in accordance with the procedures adopted by the Board, a Fund Manager, or its affiliated broker-dealer, may execute transactions for the Funds and receive brokerage commissions in connection therewith as permitted by Section 17(e) of the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules thereunder.

CHANGE IN OWNERSHIP OF MARSICO CAPITAL MANAGEMENT, LLC

THE FUND MANAGER'S AGREEMENT

     Marsico has served as Fund Manager to the Capital Appreciation Fund since November 1, 1999, pursuant to a Fund Manager's Agreement among EGF, Enterprise Capital and Marsico (the "Previous Capital Appreciation Fund Agreement").


     Under the 1940 Act, a change in ownership of an investment company's adviser or subadviser is deemed to be an assignment of the advisory contract, which automatically terminates the contract. On January 2, 2001, the general and limited partners of TFM Holdings, LLP ("TFM Holdings"), which held a 50% ownership interest in Marsico, sold their interests in TFM Holdings to Marsico Management Holdings, LLC ("Marsico Management"), a wholly-owned subsidiary of Bank of America, N.A., which is in turn a wholly-owned subsidiary of Bank of America Corporation ("Bank of America") (the "Marsico Transaction"). Upon the consummation of the Marsico Transaction, Marsico Management increased its ownership of Marsico from 50% to 100%. The Marsico Transaction effectively terminated the Previous Capital Appreciation Fund Agreement. The Board of Directors of EGF approved a new Fund Manager's Agreement with Marsico on September 12, 2000 (the "New Capital Appreciation Fund Agreement").


PREVIOUS CAPITAL APPRECIATION FUND AGREEMENT

     Under the Adviser's Agreement, the Capital Appreciation Fund pays per year to Enterprise Capital a management fee equal to 0.75% of the Fund's average daily net assets. From this amount, under the Previous Capital Appreciation Fund Agreement, Enterprise Capital paid to Marsico fees per year equal to 0.45% of assets under management. For the fiscal year ended December 31, 2000, the Capital Appreciation Fund paid to Enterprise Capital management fees in the amount of $2,054,181, of which Enterprise Capital paid $1,232,508 to Marsico.

THE NEW CAPITAL APPRECIATION FUND AGREEMENT

     The fees payable to Marsico will not change under the New Capital Appreciation Fund Agreement, which is identical in all material respects to the Previous Capital Appreciation Fund Agreement. The form of the New Capital Appreciation Fund Agreement is attached to this Information Statement as Exhibit A.

     Pursuant to both the Previous Capital Appreciation Fund Agreement and the New Capital Appreciation Fund Agreement (together, the "Capital Appreciation Fund Agreement"), Enterprise Capital has delegated to Marsico the responsibility, subject to Enterprise Capital's supervision, to advise with respect to the investment and reinvestment of the assets of the Capital Appreciation Fund, or such portion of the assets of the Capital Appreciation Fund as Enterprise Capital shall specify from time to time, in accordance with the investment objectives, restrictions and limitations of the Capital Appreciation Fund, as set forth in its most current Registration Statement. Marsico's responsibilities include providing investment research, advice and supervision, and making and executing decisions as to specific investments for the Capital Appreciation Fund.

     The Capital Appreciation Fund Agreement provides that Marsico is not liable to Enterprise Capital, EGF, the Capital Appreciation Fund or the shareholders thereof for any mistake of judgment, act or omission in the course of, or connected with, the services rendered by Marsico under the Agreement, except in the case of willful misfeasance, bad faith or gross negligence by Marsico, or reckless disregard of its obligations and duties thereunder.


     Under the New Capital Appreciation Fund Agreement, EGF may terminate Marsico at any time by vote of the Board, and Marsico may terminate upon thirty
(30) days written notice. The New Capital Appreciation Fund Agreement shall terminate immediately upon its assignment.


THE BOARD OF DIRECTORS' DECISION

     In approving the New Capital Appreciation Fund Agreement, the Board of Directors considered a number of material factors, including, but not limited to: (i) that the terms and conditions of the New Capital Appreciation Fund Agreement are identical in all material respects to those of the Previous Capital Appreciation Fund Agreement, (ii) that the change in control of Marsico is not expected to affect its personnel or operations, (iii) the performance of the Capital Appreciation Fund since Marsico became Fund Manager for the Fund,
(iv) the nature and quality of services rendered by Marsico, and (v) that the New Capital Appreciation Fund Agreement would secure the continuity of such services. The Board considered these factors to be of equal weight and importance. On the basis of its review of the New Capital Appreciation Fund Agreement and relevant information, the Board concluded that the New Capital Appreciation Fund Agreement is fair, reasonable and in the best interests of the shareholders of the Capital Appreciation Fund. Accordingly, the Board of Directors, including the Directors who are not interested persons of EGF, Enterprise Capital or a Fund Manager (the "Independent Directors"), unanimously approved the New Capital Appreciation Fund Agreement.

INFORMATION ABOUT MARSICO

     The following is a description of Marsico, which is based on information provided by Marsico. Marsico is not affiliated with Enterprise Capital or EGF other than by reason of serving as Fund Manager to the Capital Appreciation Fund.


     Marsico is a Delaware limited liability company with principal offices at 1200 17th Street, Suite 1300, Denver, Colorado 80202. Marsico was established in September 1997 by Thomas F. Marsico and TFM Holdings. Its principal source of income is professional fees received from providing continuing investment advice to: 1) registered mutual funds distributed to retail investors, 2) registered mutual funds that serve as funding vehicles for variable life insurance policies and variable annuity contracts, 3) institutions, 4) individuals and 5) private funds. As of December 31, 2000, Marsico had approximately $15 billion in assets under management for all clients. Information about other investment companies advised by Marsico with a similar investment objective to the Capital Appreciation Fund is set forth in Exhibit D.


     Thomas F. Marsico, Chairman and Chief Executive Officer, is responsible for the day-to-day management of the Capital Appreciation Fund. Prior to forming Marsico, Mr. Marsico served as the Portfolio Manager of the Janus Twenty Fund from 1988 to 1997 and the Janus Growth and Income Fund from 1991 to 1997. Information about the Board of Directors and principal executive officers of Marsico is set forth below. Unless otherwise stated, the principal occupation of each person listed below is his or her position with

Marsico. Unless otherwise indicated, the address of each person listed below is the principal office of Marsico set forth above.


        NAME (ADDRESS)                  TITLE/POSITION            OTHER BUSINESS ACTIVITIES
 Thomas F. Marsico               Chairman, Chief Executive
                                 Officer
 Barbara M. Japha                President and Director
 Robert Lojovic                  Executive Vice President and
                                 Director of Marketing
 Christie L. Austin              Vice President and Chief
                                 Financial Officer
 Mary Watson                     Vice President of Client
                                 Services
 Robert H. Gordon                Director                        President, NationsBank
 101 S. Tryon Street,                                            Advisors, Inc.
 Charlotte, NC 28255
 Christopher J. Marsico          Chief Operating Officer and
                                 Director
 Frank L. Gentry                 Director
 101 N. Tryon Street,
 Charlotte, NC 28255



INFORMATION ABOUT BANK OF AMERICA AND MARSICO MANAGEMENT


     The following is a description of Bank of America, which is based on information provided EGF by Bank of America. Bank of America is not affiliated with Enterprise Capital or EGF other than by reason of Marsico serving as Fund Manager.


     Bank of America, a Delaware corporation, is a bank holding company and a financial holding company headquartered at Bank of America Corporate Center, 100 North Tryon Street, Charlotte, North Carolina 28255. Bank of America provides a diversified range of banking and nonbanking services and products both domestically and internationally through three major business segments: Consumer and Commercial Banking, Asset Management and Global Corporate and Investment Banking. As of September 30, 2000, Bank of America had $671 billion in assets.



     The address of Marsico Management is 100 N. Tryon Street, Charlotte, North Carolina.


INFORMATION ABOUT BROKERAGE TRANSACTIONS


     Marsico is a registered broker-dealer and is affiliated with a registered broker-dealer. From time to time, a portion of the brokerage transactions of the Capital Appreciation Fund may be conducted with such broker-dealers, subject to policies established by EGF's Board to ensure that all brokerage commissions paid to such broker-dealers by the Capital Appreciation Fund are fair and reasonable. For the fiscal year ended December 31, 2000, EGF paid $46,222 in brokerage commissions with respect to the Capital Appreciation Fund to affiliated broker-dealers of EAT's portfolio manager, which represented 10.51% of the Fund's aggregate brokerage commissions. Banc of America Securities LLC ("Bank of America Securities") is the only affiliated broker/dealer of Marsico. Banc of America Securities is an indirect wholly-owned subsidiary of Bank of America.


CHANGE IN OWNERSHIP OF MONTAG & CALDWELL, INC.

THE FUND MANAGER'S AGREEMENTS

     Montag has served as Fund Manager to the Growth Fund (and its predecessor, Alpha Fund, Inc.) since 1968. The current Fund Manager's Agreement with respect to the Growth Fund between Enterprise Capital and Montag (the "Previous Growth Fund Agreement") is dated July 29, 1994 and was last submitted to the shareholders of the Growth Fund on July 29, 1994. Montag has served as Fund Manager to the Balanced Fund since July 1, 1999. The current Fund Manager's Agreement with respect to the Balanced Fund among EGF, Enterprise Capital and Montag (the "Previous Balanced Fund Agreement," and together with the Previous Growth Fund Agreement, the "Previous Montag Agreements") is dated June 30, 1999 and was submitted to the initial sole shareholder for approval on July 1, 1999.


     On February 1, 2001, Alleghany Asset Management, Inc. ("AAM"), 171 North Clark Street, Chicago, Illinois 60601, the parent company of Montag, was merged with a subsidiary of ABN AMRO North America Holding Company ("ABN AMRO") (the "Montag Transaction"). The Montag Transaction resulted in a change in control of Montag and effectively terminated the Previous Montag Agreements. Following the Montag Transaction, Montag is now wholly-owned by The Chicago Trust Company, which is an indirect wholly-owned subsidiary of ABN AMRO. The Board of Directors of EGF approved new Fund Manager's Agreements with Montag with respect to the Growth Fund and the Balanced Fund on November 16, 2000 (the "New Growth Fund Agreement," and the "New Balanced Fund Agreement," respectively, and together, the "New Montag Agreements").


PREVIOUS GROWTH FUND AGREEMENT

     Under the Adviser's Agreement, the Growth Fund pays per year to Enterprise Capital a management fee equal to 0.75% of the Fund's average daily net assets. From this amount, under the Previous Growth Fund Agreement, Enterprise Capital paid to Montag fees per year equal to 0.30% of the first $100,000,000 of assets under management; 0.25% for assets under management from $100,000,000 to $200,000,000; and 0.20% for assets under management over $200,000,000. For the fiscal year ended December 31, 2000, the Growth Fund paid to Enterprise Capital management fees in the amount of $17,040,867, of which Enterprise Capital paid $4,694,231 to Montag.

PREVIOUS BALANCED FUND AGREEMENT

     Under the Adviser's Agreement, the Balanced Fund pays per year to Enterprise Capital a management fee equal to 0.75% of the Fund's average daily net assets. From this amount, under the Previous Balanced Fund Agreement, Enterprise Capital paid to Montag fees per year equal to 0.30% of the first $100,000,000 of assets under management; 0.25% for assets under management from $100,000,000 to $200,000,000; and 0.20% for assets under management over $200,000,000. For the fiscal year ended December 31, 2000, the Balanced Fund paid to Enterprise Capital management fees in the amount of $94,514, of which Enterprise Capital paid $37,798 to Montag.

THE NEW MONTAG AGREEMENTS

     The fees will not change under the New Montag Agreements, which are otherwise substantially the same in all material respects to the Previous Montag Agreements. With respect to the Growth Fund, the New Growth Fund Agreement differs from the Previous Growth Fund Agreement in the following manner: (1) the New Growth Fund Agreement is among EGF, Enterprise Capital and Montag, whereas EGF was not a party to the Previous Growth Fund Agreement, (2) the New Growth Fund Agreement contains a provision for the indemnification of Montag by Enterprise Capital for certain claims that may arise in connection with the Agreement and for the indemnification of Enterprise Capital by Montag for similar claims, but only with respect to Montag's willful misfeasance, bad faith or gross negligence, whereas the Previous Growth Fund Agreement does not contain such provision, (3) the New Growth Fund Agreement provides for termination on thirty (30) days written notice, while the Previous Growth Fund Agreement provides for sixty (60) days written notice, and (4) there are certain other immaterial differences between the two Agreements. The form of the New Growth Fund Agreement is attached to this Information Statement as Exhibit B and the form of the New Balanced Fund Agreement is attached to this Information Statement as Exhibit C.

     Pursuant to the Previous Montag Agreements and the New Montag Agreements (together, the "Montag Agreements"), Enterprise Capital has delegated to Montag the responsibility, subject to Enterprise Capital's supervision, to advise with respect to the investment and reinvestment of the assets of the Growth Fund and the Balanced Fund, or such portion of the assets of such Funds as Enterprise Capital shall specify from time to time, in accordance with the investment objectives, restrictions and limitations of the Funds, as set forth in their most current Registration Statement. Montag's responsibilities include providing investment research, advice and supervision, and making and executing decisions as to specific investments for the Growth Fund and the Balanced Fund.

     The Montag Agreements provide that Montag is not liable to Enterprise Capital, EGF, the Funds or the shareholders thereof for any mistake of judgment, act or omission in the course of, or connected with, the services rendered by Montag under the Agreement, except in the case of willful misfeasance, bad faith or gross negligence by Montag, or reckless disregard of its obligations and duties thereunder.


     Under the New Montag Agreements, EGF may terminate Montag at any time by vote of the Board, and Montag may terminate upon thirty (30) days written notice. The New Montag Agreements should terminate immediately upon their assignment.


THE BOARD OF DIRECTORS' DECISION

     In approving the New Montag Agreements, the Board of Directors considered a number of material factors, including, but not limited to: (i) that the terms and conditions of the New Montag Agreements are substantially the same in all material respects to those of the Previous Montag Agreements except for the provisions of the New Growth Fund Agreement described above, (ii) statements from ABM AMRO that it does not intend to make any material changes to Montag's financial, human and other resources that would adversely impact Montag's ability to provide the same quality of Fund Manager services that it has provided in the past, (iii) the historical performance of the Growth Fund and the Balanced Fund, (iv) the nature and quality of services rendered by Montag, and (v) that the New Montag Agreements would secure the continuity of such services. The Board considered these factors to be of equal weight and importance. On the basis of its review of the New Montag Agreements and relevant information, the Board concluded that the New Montag Agreements are fair, reasonable and in the best interests of the shareholders of the Growth Fund and the Balanced Fund. Accordingly, the Board of Directors, including the Independent Directors, unanimously approved the New Montag Agreements.


INFORMATION ABOUT MONTAG AND CHICAGO TRUST


     The following is a description of Montag, which is based on information provided by Montag. Montag is not affiliated with Enterprise Capital or EGF other than by reason of serving as Fund Manager to one or more investment portfolios of EGF.


     Founded in 1945, Montag is a Georgia corporation. The principal business address of Montag is 3455 Peachtree Road, NE, Suite 1200, Atlanta, Georgia 30326-1022. The principal address of The Chicago Trust Company is 171 N. Clark St., Chicago, Illinois 60601. Montag managed approximately $29.1 billion in assets as of December 31, 2000. Information about other investment companies with a similar investment objective to the Growth Fund and the Balanced Fund advised by Montag is set forth in Exhibit E. Information about the Board of Directors and principal executive officers of Montag is set forth below. Unless otherwise indicated, the address of each person set forth below is the principal office of Montag.


 NAME (ADDRESS)            TITLE/POSITION                 OTHER BUSINESS ACTIVITIES
 Stuart D. Bilton        Director            President and Director, AAM; Chairman, Chicago
 171 North Clark Street                      Capital Management, Inc.; Director of each of the
 Chicago, IL 60601                           following entities: The Chicago Trust Company of
                                             California, TAMRO Capital Partners LLC, Veredus
                                             Asset Management LLC, Chicago Deferred Exchange
                                             Corporation, Chicago Deferred Exchange Corporation
                                             of California, Alleghany Investment Services, Inc.;
                                             President and Chief Executive Officer, Blairlogie
                                             International LLC; Trustee, Alleghany Asset
                                             Management Foundation
 Ronald E. Canakaris     Director, Chief     Director, AAM
                         Executive Officer,
                         President
 David B. Cuming*        Director            Senior Vice President and chief financial officer,
 375 Park Avenue                             Alleghany Corporation; Director of the following
 New York, NY 10152                          entities: AAM, Blairlogie Capital Management
 Solon P. Patterson      Chairman            Director, AAM; Member, The Georgia Chamber of
                                             Commerce; Board Member of Governors of the
                                             Investment Counsel Association of America
 William A. Vogel        Director, Senior    Director, XYZ Solutions Inc.
                         Vice President
 Elizabeth C. Chester    Secretary
 Brian W. Stahl          Treasurer

* Mr. Cuming will resign from his positions as Director of AAM, Montag and Blairlogie Capital Management upon consummation of the Montag Transaction.

INFORMATION ABOUT ABN AMRO NORTH AMERICA HOLDING COMPANY

     The following is a description of ABN AMRO, which is based on information provided by ABN AMRO. ABN AMRO is not affiliated with Enterprise Capital or EGF other than by reason of Montag serving as Fund Manager to one or more investment portfolios of EGF.

     ABN AMRO, located at 135 South LaSalle Street, Chicago, Illinois 60603, is a wholly-owned subsidiary of ABN AMRO Bank N.V. ("ABN AMRO Bank"). ABN AMRO Bank was formed in September 1991 following the merger of Algemene Bank Nederland N.V. and Amsterdam-Rotterdam Bank N.V., the two largest banks of the Netherlands. ABN AMRO Bank is wholly-owned by ABN AMRO Holding N.V. ("Holding"), a publicly listed company. Stichting Administratiekantoor ABN AMRO Holding ("Stichting"), holds and administers 99.9% of the preference shares of Holding. Stichting is a non-membership organization (i.e., an entity without shareholders or other members that is similar to a trust or foundation) with a self-appointing managing board organized under the laws of the Netherlands. Pursuant to the Articles of Association of Holding, the holder of the one priority share of Holding, Stichting Prioriteit ABN AMRO Holding, a non-membership organization with a self-appointing managing board organized under the laws of the Netherlands, determines the members of the managing board and supervisory board of Holding.

     Through ABN AMRO Asset Management ("AAAM"), its asset management arm, ABN AMRO Bank has managed domestic, regional and international equity and fixed income portfolios since 1933. Mutual funds account for over 48% of AAAM's assets under management, totaling over $59 billion of the total assets of $122 billion, as of June 30, 2000.

GENERAL

INFORMATION ABOUT ENTERPRISE CAPITAL


     Enterprise Capital, located at the Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326-1022, serves as the Investment Adviser and Administrator of EGF. Enterprise Capital is wholly-owned by MONY Life Insurance Company, which in turn is wholly-owned by The MONY Group Inc. Enterprise Fund Distributors, Inc. is EGF's principal underwriter, and its address is 3343 Peachtree Road N.E., Suite 450, Atlanta, Georgia 30326-1022. Enterprise Capital also provides investment advisory services to Enterprise Accumulation Trust ("EAT"). The Capital Appreciation Portfolio, the Growth Portfolio and the Balanced Portfolio of EAT each has an identical investment objective to the Capital Appreciation Fund, the Growth Fund and the Balanced Fund of EGF, respectively.


ADDITIONAL INFORMATION


     To the knowledge of EGF, as of February 1, 2001, no single person or "group" (as such term is used in Section 13(d) of the Securities Exchange Act of 1934), had the power to direct the vote of more than 5% of the outstanding shares of any of the Funds. As of February 28, 2001, the Trustees and officers of EGF individually and as a group beneficially owned less than one percent of each Funds' outstanding shares. EGF is not required to hold annual meetings of shareholders; therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals intended to be considered for inclusion in the proxy statement for the next meeting of shareholders must be received by the EGF a reasonable time before the proxy statement is mailed. Whether a shareholder proposal will be included in the proxy statement will be determined in accordance with the applicable state and federal laws.

     Copies of EGF's most recent annual and semi-annual reports are available without charge. You may obtain a copy of these reports by calling 800-432-4320, or writing to Enterprise Capital at the above address.

                                          By Order of the Board of Directors,

                                          /s/ CATHERINE R. MCCLELLAN
                                          Catherine R. McClellan
                                          Secretary

                                                                       EXHIBIT A


                           CAPITAL APPRECIATION FUND


                                       OF


                      THE ENTERPRISE GROUP OF FUNDS, INC.



                            FUND MANAGER'S AGREEMENT



     THIS AGREEMENT, made the 3rd day of January, 2001, is among The Enterprise Group of Funds, Inc. (the "Fund"), a Maryland corporation, Enterprise Capital Management, Inc., a Georgia corporation (hereinafter referred to as the "Adviser"), and Marsico Capital Management, LLC, a Colorado LLC, (hereinafter referred to as the "Fund Manager").



                             BACKGROUND INFORMATION



     (A) The Adviser has entered into an Investment Adviser's Agreement with the Fund ("Investment Adviser's Agreement"). Pursuant to the Investment Adviser's Agreement, the Adviser has agreed to render investment advisory and certain other management services to all of the funds of the Fund, and the Fund has agreed to employ the Adviser to render such services and to pay to the Adviser certain fees therefore. The Investment Adviser's Agreement recognizes that the Adviser may enter into agreements with other investment advisers who will serve as fund managers to the funds.



     (B) The parties hereto wish to enter into an agreement whereby the Fund Manager will provide to the Capital Appreciation Fund of the Fund (the "Capital Appreciation Fund") securities investment advisory services for the Capital Appreciation Fund.



                                WITNESSETH THAT:



     In consideration of the mutual covenants herein contained, the Fund, Adviser and the Fund Manager agree as follows:



          (1) The Fund and Adviser hereby employ the Fund Manager to render certain investment advisory services to the Capital Appreciation Fund, as set forth herein. The Fund Manager hereby accepts such employment and agrees to perform such services on the terms herein set forth, and for the compensation herein provided.



          (2) The Fund Manager shall furnish the Capital Appreciation Fund advice with respect to the investment and reinvestment of the assets of the Capital Appreciation Fund, or such portion of the assets of the Capital Appreciation Fund as the Adviser shall specify from time to time, with full discretion in accordance with the investment objectives, restrictions and limitations applicable to the Capital Appreciation Fund which are set forth in the Fund's most recent Registration Statement.



          (3) The Fund Manager shall perform a monthly reconciliation of the Capital Appreciation Fund to the holdings report provided by the Fund's custodian and bring any material or significant variances regarding holdings or valuations to the attention of the Adviser.

          (4) The Fund Manager shall for all purposes herein be deemed to be an independent contractor. The Fund Manager has no authority to act for or represent the Fund or the funds in any way except to direct securities transactions pursuant to its investment advice hereunder. The Fund Manager is not an agent of the Fund or the funds.



          (5) It is understood that the Fund Manager does not, by this Agreement, undertake to assume or pay any costs or expenses of the Fund or the funds.



          (6)(a) The Adviser agrees to pay the Fund Manager for its services to be furnished under this Agreement, with respect to each calendar month after the effective date of this Agreement, on the twentieth (20th) day after the close of each calendar month, a sum equal to 0.0375 of 1% of the average of the daily closing net asset value of the Capital Appreciation Fund managed by the Fund Manager during such month (that is, 0.45 of 1% per year).



          (6)(b) The payment of all fees provided for hereunder shall be prorated and reduced for sums payable for a period less than a full month in the event of termination of this Agreement on a day that is not the end of a calendar month.



          (6)(c) For the purposes of this Paragraph 6, the daily closing net asset values of the Portfolio shall be computed in the manner specified in the Registration Statement for the computation of the value of such net assets in connection with the determination of the net asset value of the Capital Appreciation Fund shares.



          (7) The services of the Fund Manager hereunder are not to be deemed to be exclusive, and the Fund Manager is free to render services to others and to engage in other activities so long as its services hereunder are not impaired thereby. Without in any way relieving the Fund Manager of its responsibilities hereunder, it is agreed that the Fund Manager may employ others to furnish factual information, economic advice and/or research, and investment recommendations, upon which its investment advice and service is furnished hereunder.



          (8) In the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or reckless disregard of its obligations and duties hereunder, the Fund Manager shall not be liable to the Fund, the Capital Appreciation Fund or the Adviser or to any shareholder or shareholders of the Fund, the Capital Appreciation Fund or the Adviser for any mistake of judgment, act or omission in the course of, or connected with, the services to be rendered by the Fund Manager hereunder.



          (9) The Fund Manager will take necessary steps to prevent the investment professionals of the Fund Manager who are responsible for investing assets of the Capital Appreciation Fund from taking, at any time, a short position in any shares of any holdings of the Capital Appreciation Fund for any accounts in which such individuals have a beneficial interest, excluding short positions, including without limitation, short against-the-box positions, effected for tax reasons. The Fund Manager also will cooperate with the Fund in adopting a written policy prohibiting insider trading with respect to Capital Appreciation Fund transactions insofar as such transactions may relate to the Fund Manager.



          (10) In connection with the management of the investment and reinvestment of the assets of the Capital Appreciation Fund, the Fund Manager is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Capital Appreciation Fund, and is directed to use its best efforts to obtain the best available price and most favorable execution with respect to such purchases and sales of fund securities for the Capital Appreciation Fund. Subject to this primary requirement, and maintaining as its first consideration the benefits for the Capital Appreciation Fund and its shareholders, the Fund Manager shall have the right, subject to the approval of the Board of Directors of the Fund and of the Adviser, to follow a policy of selecting brokers and dealers who furnish statistical research and other services to the Capital Appreciation Fund, the Adviser, or the Fund Manager and, subject to the Conduct Rules of the National Association of Securities Dealers, Inc., to select brokers and dealers who sell shares of the funds.



          (11) The Fund may terminate this Agreement by thirty (30) days written notice to the Adviser and the Fund Manager at any time, without the payment of any penalty, by vote of the Fund's Board of Directors, or by vote of a majority of its outstanding voting securities. The Adviser may terminate this Agreement by thirty (30) days written notice to the Fund Manager and the Fund Manager may terminate this Agreement by thirty (30) days written notice to the Adviser, without the payment of any penalty. This Agreement shall immediately terminate in the event of its assignment, unless an order is issued by the Securities and Exchange Commission conditionally or unconditionally exempting such assignment from the provision of Section 15
     (a) of the Investment Company Act of 1940, in which event this Agreement shall remain in full force and effect.



          (12) Subject to prior termination as provided above, this Agreement shall continue in force from the date of execution until 1/3/2002 and from year to year thereafter if its continuance after said date: (1) is specifically approved on or before said date and at least annually thereafter by vote of the Board of Directors of the Fund, including a majority of those Directors who are not parties to this Agreement of interested persons of any such party, or by vote of a majority of the outstanding voting securities of the Fund, and (2) is specifically approved at least annually by the vote of a majority of Directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.



          (13) The Adviser shall indemnify and hold harmless the Fund Manager, its officers and directors and each person, if any, who controls the Fund Manager within the meaning of Section 15 of the Securities Act of 1933 (any and all such persons shall be referred to as "Indemnified Party"), against any loss, liability, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, damages or expense and reasonable counsel fees incurred in connection therewith), arising by reason of any matter to which this Fund Manager's Agreement relates. However, in no case (i) is this indemnity to be deemed to protect any particular Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Fund Manager's Agreement or (ii) is the Adviser to be liable under this indemnity with respect to any claim made against any particular Indemnified Party unless such Indemnified Party shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Fund Manager or such controlling persons.



          The Fund Manager shall indemnify and hold harmless the Adviser and each of its directors and officers and each person if any who controls the Adviser within the meaning of Section 15 of the Securities Act of 1933, against any loss, liability, damage or expense described in the foregoing indemnity, but only with respect to the Fund Manager's willful misfeasance, bad faith or gross negligence in the performance of its duties under this Fund Manager's Agreement. In case any action shall be brought against the Adviser or any person so indemnified, in respect of which indemnity may be sought against the Fund Manager, the Fund Manager shall have the rights and duties given to the Adviser, and the Adviser and each person so indemnified shall have the rights and duties given to the Fund Manager by the provisions of subsection (i) and (ii) of this Paragraph 13.



          (14) Except as otherwise provided in Paragraph 13 hereof and as may be required under applicable federal law, this Fund Manager's Agreement shall be governed by the laws of the State of Georgia.



          (15) The Fund Manager agrees to notify the parties within a reasonable period of time regarding a material change in the membership of the Fund Manager.



          (16) The terms "vote of a majority of the outstanding voting securities," "assignment" and "interested persons," when used herein, shall have the respective meanings specified in the Investment Company Act of 1940 as now in effect or as hereafter amended.



          (17) Unless otherwise permitted, all notices, instructions and advice with respect to security transactions or any other matters contemplated by this Agreement shall be deemed duly given when received in writing:



by the Fund Manager:                   Marsico Capital Management, LLC 1200
                                       17th Street, Suite 1300
                                       Denver, CO 80202

by the Adviser:                        Enterprise Capital Management, Inc.
                                       3343 Peachtree Road, N.E., Suite 450
                                       Atlanta, GA 30326-1022

by the Fund:                           The Enterprise Group of Funds, Inc.
                                       c/o Enterprise Capital Management,
                                       Inc.
                                       3343 Peachtree Road, N.E., Suite 450
                                       Atlanta, GA 30326-1022



or by such other person or persons at such address or addresses as shall be specified by the applicable party, in each case, in a notice similarly given. Each party may rely upon any notice or other communication from the other reasonably believed by it to be genuine.



          (18) This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which, when taken together, shall constitute one and the same agreement.



          (19) This Agreement constitutes the entire agreement between the Fund Manager, the Adviser and the Fund relating to the Capital Appreciation Fund.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their duly authorized officers and their corporate seals hereunder duly affixed and attested, as of the date first above written.



                                                             THE ENTERPRISE GROUP OF FUNDS,
                                                             INC.

(SEAL)

        /s/ CATHERINE R MCCLELLAN                            /s/ VICTOR UGOLYN
ATTEST: ----------------------------------------        By:  --------------------------------------
                         Secretary                             Victor Ugolyn, Chairman, President
                                                                  and Chief Executive Officer

                                                             ENTERPRISE CAPITAL MANAGEMENT,
                                                             INC.

(SEAL)

        /s/ CATHERINE R MCCLELLAN                            /s/ VICTOR UGOLYN
ATTEST: -----------------------------------------        By: ------------------------------------------
                         Secretary                             Victor Ugolyn, Chairman, President
                                                                  and Chief Executive Officer

                                                             MARSICO CAPITAL MANAGEMENT,
                                                             LLC

(SEAL)

        /s/ CHRIS MARSICO                                    /s/ BARBARA M. JAPHA
ATTEST: ----------------------------------------         By: ------------------------------------------
                        Title: V.P.                                 Name: Barbara M. Japha
                                                                       Title: President

                                                                       EXHIBIT B


                                  GROWTH FUND


                                       OF


                      THE ENTERPRISE GROUP OF FUNDS, INC.



                            FUND MANAGER'S AGREEMENT



     THIS AGREEMENT, made the 1st day of February, 2001, is among The Enterprise Group of Funds, Inc. (the "Fund"), a Maryland corporation, Enterprise Capital Management, Inc., a Georgia corporation (hereinafter referred to as the "Adviser"), and Montag & Caldwell, Inc., a Georgia corporation (hereinafter referred to as the "Fund Manager").



                             BACKGROUND INFORMATION



     (A) The Adviser has entered into an Investment Adviser's Agreement dated as of September 14, 1987 with the Fund. Pursuant to the Investment Adviser's Agreement, the Adviser has agreed to render investment advisory and certain other management services to all of the portfolios of the Fund, and the Fund has agreed to employ the Adviser to render such services and to pay to the Adviser certain fees therefore. The Investment Adviser's Agreement recognizes that the Adviser may enter into agreements with other investment advisers who will serve as Fund Managers to the Portfolios.



     (B) The parties hereto wish to enter into an agreement whereby the Fund Manager will provide to the Growth Fund of the Fund (the "Fund") securities investment advisory services for the Growth Fund.



                                WITNESSETH THAT:



     In consideration of the mutual covenants herein contained, the Fund, the Adviser and the Fund Manager agree as follows:



          (1) The Fund and Adviser hereby employ the Fund Manager to render certain investment advisory services to the Fund, as set forth herein. The Fund Manager hereby accepts such employment and agrees to perform such services on the terms herein set forth, and for the compensation herein provided.



          (2) The Fund Manager shall furnish the Fund advice with respect to the investment and reinvestment of the assets of the Fund, or such portion of the assets of the Fund as the Adviser shall specify from time to time, in accordance with the investment objectives, restrictions and limitations applicable to the Growth Fund which are in the Fund's most recent Registration Statement.



          (3) The Fund Manager shall perform a monthly reconciliation of the Growth Fund to the holdings report provided by the Funds's custodian and bring any material or significant variances regarding holdings or valuations to the attention of the Adviser.



          (4) The Fund Manager shall for all purposes herein be deemed to be an independent contractor. The Fund Manager has no authority to act for or represent the Fund or the Portfolio in any way except to direct securities transactions pursuant to its investment advice hereunder. The Fund Manager is not an agent of the Fund or the Portfolios.

          (5) It is understood that the Fund Manager does not, by this Agreement, undertake to assume or pay any costs or expenses of the Fund or the Portfolio.



          (6)(a) The Adviser agrees to pay the Fund Manager for its services to be furnished under this Agreement, with respect to each calendar month after the effective date of this Agreement, on the twentieth (20th) day after the close of each calendar month, a sum equal to 0.025 of 1% of the average of the daily closing net asset values of the Growth Fund managed by the Fund Manager during such month (that is, .30 of 1% per year) for the first ($100,000,000.00) under management and a sum equal to .0208 of 1% of the average of the daily closing net asset values for the next $100,000,000.00 to $200,000,000.00 (that is, .25 of 1% per year) and a sum equal to .0167 of 1% of the average of daily closing net asset values for assets in excess of $200,000,000.00 managed by the Fund Manager during such month (that is .20 of 1% per year).



          (6)(b) The payment of all fees provided for hereunder shall be prorated and reduced for sums payable for a period less than a full month in the event of termination of this Agreement on a day that is not the end of a calendar month.



          (6)(c) For the purposes of this Paragraph 6, the daily closing net asset values of the Portfolio shall be computed in the manner specified in the Registration Statement for the computation of the value of such net assets in connection with the determination of the net asset value of the Growth Fund's shares.



          (7) The services of the Fund Manager hereunder are not to be deemed to be exclusive, and the Fund Manager is free to render services to others and to engage in other activities so long as its services hereunder are not impaired thereby. Without in any way relieving the Fund Manager of its responsibilities hereunder, it is agreed that the Fund Manager may employ others to furnish factual information, economic advice and/or research, and investment recommendations, upon which its investment advice and service is furnished hereunder.



          (8) In the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or reckless disregard of its obligations and duties hereunder, the Fund Manager shall not be liable to the Fund, the Growth Fund or the Adviser or to any shareholder or shareholders of the Fund, the Portfolio or the Adviser for any mistake of judgment, act or omission in the course of, or connected with, the services to be rendered by the Fund Manager hereunder; except that the Fund Manager shall be held liable for any losses resulting from its negligent management which result in transactional errors or omissions including, but not limited to, incorrect, delayed or omitted trade advices arising from the Fund Manager's negligence which result in mispricing the Portfolio; and the Portfolio Manager shall be obligated to make the Portfolio whole and absorb related transfer agent costs which result from the transaction.



          (9) The Fund Manager will not take, and it will take necessary steps to prevent its officers and directors from taking, at any time, a short position in any shares of any holdings of any Portfolio of the Fund. The Fund Manager also will cooperate with the Fund in adopting a written policy prohibiting insider trading with respect to Fund Portfolio transactions insofar as such transactions may relate to the Fund Manager.



          (10) In connection with the management of the investment and reinvestment of the assets of the Growth Fund, the Fund Manager is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Growth Fund, and is directed to use its best efforts to obtain the best available price and most favorable execution with respect to such purchases and sales of portfolio securities for the Fund. Subject to this primary requirement, and maintaining as its first consideration the benefits for the Growth Fund and its shareholders, the Fund Manager shall have the right, subject to the approval of the Board of Directors of the Fund and of the Adviser, to follow a policy of selecting brokers and dealers who furnish statistical research and other services to the Growth Fund, the Adviser, or the Fund Manager and, subject to the Conduct Rules of the National Association of Securities Dealers, Inc., to select brokers and dealers who sell shares of Portfolios of the Fund.



          (11) The Fund may terminate this Agreement by thirty (30) days written notice to the Adviser and the Fund Manager at any time, without the payment of any penalty, by vote of the Fund's Board of Directors, or by vote of a majority of its outstanding voting securities. The Adviser may terminate this Agreement by thirty (30) days written notice to the Fund Manager and the Fund Manager may terminate this Agreement by thirty (30) days written notice to the Adviser, without the payment of any penalty. This Agreement shall immediately terminate in the event of its assignment, unless an order is issued by the Securities and Exchange Commission conditionally or unconditionally exempting such assignment from the provision of Section 15
     (a) of the Investment Company Act of 1940, in which event this Agreement shall remain in full force and effect.



          (12) Subject to prior termination as provided above, this Agreement shall continue in force from the date of execution until February 1, 2002 and from year to year thereafter if its continuance after said date: (1) is specifically approved on or before said date and at least annually thereafter by vote of the Board of Directors of the Fund, including a majority of those directors who are not parties to this Agreement of interested persons of any such party, or by vote of a majority of the outstanding voting securities of the Fund, and (2) is specifically approved at least annually by the vote of a majority of Directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.



          (13) The Adviser shall indemnify and hold harmless the Fund Manager, its officers and directors and each person, if any, who controls the Fund Manager within the meaning of Section 15 of the Securities Act of 1933 (any and all such persons shall be referred to as "Indemnified Party"), against any loss, liability, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, damages or expense and reasonable counsel fees incurred in connection therewith), arising by reason of any matter to which this Fund Manager's Agreement relates. However, in no case (i) is this indemnity to be deemed to protect any particular Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Fund Manager's Agreement or (ii) is the Adviser to be liable under this indemnity with respect to any claim made against any particular Indemnified Party unless such Indemnified Party shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Fund Manager or such controlling persons.



          The Fund Manager shall indemnify and hold harmless the Adviser and each of its directors and officers and each person if any who controls the Adviser within the meaning of Section 15 of the Securities Act of 1933, against any loss, liability, damage or expense described in the foregoing indemnity, but only with respect to the Fund Manager's willful misfeasance, bad faith or gross negligence in the performance of its duties under this Fund Manager's Agreement. In case any action shall be brought against the Adviser or any person so indemnified, in respect of which indemnity may be sought against the Fund Manager, the Fund Manager shall have the rights and duties given to the Adviser, and the Adviser and each person so indemnified shall have the rights and duties given to the Fund Manager by the provisions of subsection (i) and (ii) of this Paragraph 13.



          (14) Except as otherwise provided in Paragraph 13 hereof and as may be required under applicable federal law, this Fund Manager's Agreement shall be governed by the laws of the State of Georgia.



          (15) The Fund Manager agrees to notify the parties within a reasonable period of time regarding a material change in the membership of the Fund Manager.



          (16) The terms "vote of a majority of the outstanding voting securities," "assignment" and "interested persons," when used herein, shall have the respective meanings specified in the Investment Company Act of 1940 as now in effect or as hereafter amended.



          (17) Unless otherwise permitted, all notices, instructions and advice with respect to security transactions or any other matters contemplated by this Agreement shall be deemed duly given when received in writing:



by the Fund Manager:                   Montag & Caldwell, Inc.
                                       3455 Peachtree Road, N.E., Suite 1200
                                       Atlanta, GA 30326-3248

by the Adviser:                        Enterprise Capital Management, Inc.
                                       3343 Peachtree Road, N.E., Suite 450
                                       Atlanta, GA 30326-1022

by the Fund:                           The Enterprise Group of Funds, Inc.
                                       c/o Enterprise Capital Management, Inc.
                                       3343 Peachtree Road, N.E., Suite 450
                                       Atlanta, GA 30326-1022



or by such other person or persons at such address or addresses as shall be specified by the applicable party, in each case, in a notice similarly given. Each party may rely upon any notice or other communication from the other reasonably believed by it to be genuine.



          (18) This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which, when taken together, shall constitute one and the same agreement.



          (19) This Agreement constitutes the entire agreement between the Fund Manager, the Adviser and the Fund relating to the Growth Fund.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their duly authorized officers and their corporate seals hereunder duly affixed and attested, as of the date first above written.



                                                             THE ENTERPRISE GROUP OF FUNDS,
                                                             INC.

(SEAL)

ATTEST:             /s/ CATHERINE R. MCCLELLAN            By:              /s/ VICTOR UGOLYN
       ----------------------------------------------        ------------------------------------------
                         Secretary                               Victor Ugolyn, Chairman, President
                                                                    and Chief Executive Officer

                                                             ENTERPRISE CAPITAL MANAGEMENT,
                                                             INC.

(SEAL)

ATTEST:             /s/ CATHERINE R. MCCLELLAN            By:              /s/ VICTOR UGOLYN
       ----------------------------------------------        ------------------------------------------
                         Secretary                               Victor Ugolyn, Chairman, President
                                                                    and Chief Executive Officer

                                                             MONTAG & CALDWELL, INC.

(SEAL)

ATTEST:                /s/ ELIZABETH CHESTER              By:           /s/ RONALD E. CANAKARIS
       ----------------------------------------------        ------------------------------------------
                         Secretary                                   Name: Ronald E. Canakaris
                                                                      Title: CEO and President

                                                                       EXHIBIT C


                                 BALANCED FUND


                                       OF


                      THE ENTERPRISE GROUP OF FUNDS, INC.



                            FUND MANAGER'S AGREEMENT



     THIS AGREEMENT, made the 1st day of February, 2001, is among The Enterprise Group of Funds, Inc. (the "Fund"), a Maryland corporation, Enterprise Capital Management, Inc., a Georgia corporation (hereinafter referred to as the "Adviser"), and Montag & Caldwell, Inc., a Georgia corporation, (hereinafter referred to as the "Fund Manager").



                             BACKGROUND INFORMATION



     (A) The Adviser has entered into an Investment Adviser's Agreement with the Fund ("Investment Adviser's Agreement"). Pursuant to the Investment Adviser's Agreement, the Adviser has agreed to render investment advisory and certain other management services to all of the portfolios of the Fund, and the Fund has agreed to employ the Adviser to render such services and to pay to the Adviser certain fees therefore. The Investment Adviser's Agreement recognizes that the Adviser may enter into agreements with other investment advisers who will serve as fund managers to the Portfolios.



     (B) The parties hereto wish to enter into an agreement whereby the Fund Manager will provide to the Balanced Fund of the Fund (the "Balanced Fund") securities investment advisory services for the Balanced Fund.



                                WITNESSETH THAT:



     In consideration of the mutual covenants herein contained, the Fund, Adviser and the Fund Manager agree as follows:



          (1) The Fund and Adviser hereby employ the Fund Manager to render certain investment advisory services to the Balanced Fund, as set forth herein. The Fund Manager hereby accepts such employment and agrees to perform such services on the terms herein set forth, and for the compensation herein provided.



          (2) The Fund Manager shall furnish the Balanced Fund advice with respect to the investment and reinvestment of the assets of the Balanced Fund, or such portion of the assets of the Balanced Fund as the Adviser shall specify from time to time, in accordance with the investment objectives, restrictions and limitations applicable to the Balanced Fund which are set forth in the Fund's most recent Registration Statement.



          (3) The Fund Manager shall perform a monthly reconciliation of the Balanced Fund to the holdings report provided by the Fund's custodian and bring any material or significant variances regarding holdings or valuations to the attention of the Adviser.



          (4) The Fund Manager shall for all purposes herein be deemed to be an independent contractor. The Fund Manager has no authority to act for or represent the Fund or the Portfolios in any way except to direct securities transactions pursuant to its investment advice hereunder. The Fund Manager is not an agent of the Fund or the Portfolios.



          (5) It is understood that the Fund Manager does not, by this Agreement, undertake to assume or pay any costs or expenses of the Fund or the Portfolios.



          (6)(a) The Adviser agrees to pay the Fund Manager for its services to be furnished under this Agreement, with respect to each calendar month after the effective date of this Agreement, on the twentieth (20th) day after the close of each calendar month, a sum equal to 0.025 of 1% of the average of the daily closing net asset value of the Balanced Fund managed by the Fund Manager during such month (that is, 0.30 of 1% per year) for the first $100,000,000 of assets under management; and a sum equal to
     0.0208 of 1% of the average of the daily closing net asset value of the Balanced Fund during such month (that is, 0.25 of 1% per year) for the next $100,000,000 of assets under management (up to $200,000,000); and a sum equal to .0167 of 1% of the average of the daily closing net asset value of the Balanced Fund during such month (that is .20 of 1% per year) for assets under management over $200,000,000.



          (6)(b) The payment of all fees provided for hereunder shall be prorated and reduced for sums payable for a period less than a full month in the event of termination of this Agreement on a day that is not the end of a calendar month.



          (6)(c) For the purposes of this Paragraph 6, the daily closing net asset values of the Portfolio shall be computed in the manner specified in the Registration Statement for the computation of the value of such net assets in connection with the determination of the net asset value of the Balanced Fund shares.



          (7) The services of the Fund Manager hereunder are not to be deemed to be exclusive, and the Fund Manager is free to render services to others and to engage in other activities so long as its services hereunder are not impaired thereby. Without in any way relieving the Fund Manager of its responsibilities hereunder, it is agreed that the Fund Manager may employ others to furnish factual information, economic advice and/or research, and investment recommendations, upon which its investment advice and service is furnished hereunder.



          (8) In the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or reckless disregard of its obligations and duties hereunder, the Fund Manager shall not be liable to the Fund, the Balanced Fund or the Adviser or to any shareholder or shareholders of the Fund, the Balanced Fund or the Adviser for any mistake of judgment, act or omission in the course of, or connected with, the services to be rendered by the Fund Manager hereunder.



          (9) The Fund Manager will take necessary steps to prevent the investment professionals of the Fund Manager who are responsible for investing assets of the Balanced Fund from taking, at any time, a short position in any shares of any holdings of the Balanced Fund for any accounts in which such individuals have a beneficial interest, excluding short positions, including without limitation, short against-the-box positions, effected for tax reasons. The Fund Manager also will cooperate with the Fund in adopting a written policy prohibiting insider trading with respect to Balanced Fund transactions insofar as such transactions may relate to the Fund Manager.



          (10) In connection with the management of the investment and reinvestment of the assets of the Balanced Fund, the Fund Manager is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Balanced Fund, and is directed to use its best efforts to obtain the best available price and most favorable execution with respect to such purchases and sales of portfolio securities for the Balanced Fund. Subject to this primary requirement, and maintaining as its first consideration the benefits for the Balanced Fund and its shareholders, the Fund Manager shall have the right, subject to the approval of the Board of Directors of the Fund and of the Adviser, to follow a policy of selecting brokers and dealers who furnish statistical research and other services to the Balanced Fund, the Adviser, or the Fund Manager and, subject to the Conduct Rules of the National Association of Securities Dealers, Inc., to select brokers and dealers who sell shares of the Portfolios.



          (11) The Fund may terminate this Agreement by thirty (30) days written notice to the Adviser and the Fund Manager at any time, without the payment of any penalty, by vote of the Fund's Board of Directors, or by vote of a majority of its outstanding voting securities. The Adviser may terminate this Agreement by thirty (30) days written notice to the Fund Manager and the Fund Manager may terminate this Agreement by thirty (30) days written notice to the Adviser, without the payment of any penalty. This Agreement shall immediately terminate in the event of its assignment, unless an order is issued by the Securities and Exchange Commission conditionally or unconditionally exempting such assignment from the provision of Section 15
     (a) of the Investment Company Act of 1940, in which event this Agreement shall remain in full force and effect.



          (12) Subject to prior termination as provided above, this Agreement shall continue in force from the date of execution until February 1, 2002, and from year to year thereafter if its continuance after said date: (1) is specifically approved on or before said date and at least annually thereafter by vote of the Board of Directors of the Fund, including a majority of those Directors who are not parties to this Agreement of interested persons of any such party, or by vote of a majority of the outstanding voting securities of the Fund, and (2) is specifically approved at least annually by the vote of a majority of Directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.



          (13) The Adviser shall indemnify and hold harmless the Fund Manager, its officers and directors and each person, if any, who controls the Fund Manager within the meaning of Section 15 of the Securities Act of 1933 (any and all such persons shall be referred to as "Indemnified Party"), against any loss, liability, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, damages or expense and reasonable counsel fees incurred in connection therewith), arising by reason of any matter to which this Fund Manager's Agreement relates. However, in no case (i) is this indemnity to be deemed to protect any particular Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Fund Manager's Agreement or (ii) is the Adviser to be liable under this indemnity with respect to any claim made against any particular Indemnified Party unless such Indemnified Party shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Fund Manager or such controlling persons.



          The Fund Manager shall indemnify and hold harmless the Adviser and each of its directors and officers and each person if any who controls the Adviser within the meaning of Section 15 of the Securities Act of 1933, against any loss, liability, damage or expense described in the foregoing indemnity, but only with respect to the Fund Manager's willful misfeasance, bad faith or gross negligence in the performance of its duties under this Fund Manager's Agreement. In case any action shall be brought against the Adviser or any person so indemnified, in respect of which indemnity may be sought against the Fund Manager, the Fund Manager shall have the rights and duties given to the Adviser, and the Adviser and each person so indemnified shall have the rights and duties given to the Fund Manager by the provisions of subsection (i) and (ii) of this Paragraph 13.



          (14) Except as otherwise provided in Paragraph 13 hereof and as may be required under applicable federal law, this Fund Manager's Agreement shall be governed by the laws of the State of Georgia.



          (15) The Fund Manager agrees to notify the parties within a reasonable period of time regarding a material change in the membership of the Fund Manager.



          (16) The terms "vote of a majority of the outstanding voting securities," "assignment" and "interested persons," when used herein, shall have the respective meanings specified in the Investment Company Act of 1940 as now in effect or as hereafter amended.



          (17) Unless otherwise permitted, all notices, instructions and advice with respect to security transactions or any other matters contemplated by this Agreement shall be deemed duly given when received in writing:



the Fund Manager:                       Montag & Caldwell, Inc.
                                        3455 Peachtree Road, N.E., Suite
                                        1200
                                        Atlanta, GA 30326-3248

by the Adviser:                         Enterprise Capital Management, Inc.
                                        3343 Peachtree Road, N.E., Suite 450
                                        Atlanta, GA 30326-1022

by the Fund:                            The Enterprise Group of Funds, Inc.
                                        c/o Enterprise Capital Management,
                                        Inc.
                                        3343 Peachtree Road, N.E., Suite 450
                                        Atlanta, GA 30326-1022



or by such other person or persons at such address or addresses as shall be specified by the applicable party, in each case, in a notice similarly given. Each party may rely upon any notice or other communication from the other reasonably believed by it to be genuine.



          (18) This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which, when taken together, shall constitute one and the same agreement.



          (19) This Agreement constitutes the entire agreement between the Fund Manager, the Adviser and the Fund relating to the Balanced Fund.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their duly authorized officers and their corporate seals hereunder duly affixed and attested, as of the date first above written.



                                                             THE ENTERPRISE GROUP OF FUNDS,
                                                             INC.

(SEAL)

ATTEST:              /s/ CATHERINE R MCCLELLAN            By:              /s/ VICTOR UGOLYN
       ----------------------------------------------        ------------------------------------------
                         Secretary                               Victor Ugolyn, Chairman, President
                                                                    and Chief Executive Officer

                                                             ENTERPRISE CAPITAL MANAGEMENT,
                                                             INC.

(SEAL)

ATTEST:              /s/ CATHERINE R MCCLELLAN            By:              /s/ VICTOR UGOLYN
       ----------------------------------------------        ------------------------------------------
                         Secretary                               Victor Ugolyn, Chairman, President
                                                                     and Chief Executive Office

                                                             MONTAG & CALDWELL, INC.

(SEAL)

ATTEST:                /s/ ELIZABETH CHESTER              By:           /s/ RONALD E. CANAKARIS
       ----------------------------------------------        ------------------------------------------
                         Secretary                                   Name: Ronald E. Canakaris
                                                                      Title: CEO and President

                                                                       EXHIBIT D

          ADVISORY FEES FOR CERTAIN OTHER FUNDS ADVISED OR SUBADVISED
                       BY MARSICO CAPITAL MANAGEMENT, LLC


                                                                TOTAL
         FUND                      ASSETS                   ADVISORY FEE               SUBADVISORY FEE
                               ($ MILLIONS)*               PAID TO MARSICO             PAID TO MARSICO
                                                          (% AVERAGE DAILY            (% AVERAGE DAILY
                                                             NET ASSETS)                 NET ASSETS)
Marsico Growth and
Income Fund                           855                       0.85                         N/A
Nations Marsico Growth
& Income Fund                       647.8                        N/A                        0.45
Nations Marsico
Focused
Equities Variable
Annuity Portfolio                   143.6                        N/A                        0.45
Marsico Capital Growth
Portfolio, a series of
the American Skandia
Trust                             1,887.7                        N/A                        0.45
Marsico Capital Growth
Fund, a series of
American Skandia
Advisor Funds, Inc.               1,073.6                        N/A                        0.45
Style Select Focused
Growth & Income
Portfolio Fund                      103.4                        N/A                        0.45
Frank Russell
Investment
Company Equity I
Fund                                126.4                        N/A                        0.35
Frank Russell
Investment
Company Diversified
Equity Fund                         124.2                        N/A                        0.35
Enterprise Capital
Appreciation Portfolio
of Enterprise
Accumulation Trust                   68.7                        N/A                        0.45


* As of July 31, 2000.

                                                                       EXHIBIT E

          ADVISORY FEES FOR CERTAIN OTHER FUNDS ADVISED OR SUBADVISED
                           BY MONTAG & CALDWELL, INC.


                              TOTAL NET           TOTAL ADVISORY FEE       SUBADVISORY FEE
                             ASSETS AS OF           PAID TO MONTAG          PAID TO MONTAG
                           OCTOBER 31, 2000           (% AVERAGE           (% AVERAGE DAILY
     GROWTH FUNDS            ($ MILLIONS)         DAILY NET ASSETS)          NET ASSETS)
Vision Large Cap
Growth Fund                       9                      N/A            0.50 first $50 million
                                                                        0.40 next $50 million
                                                                        0.30 next $100 million
                                                                           0.20 thereafter
Alleghany/Montag &
Caldwell Growth
Fund                            2,701            0.80 first $800,000             N/A
                                                   0.60 thereafter
Enterprise
Accumulation
Trust Growth
Portfolio                        308                     N/A            0.30 first $1 billion
                                                                           0.20 thereafter



                                                        TOTAL
                                                     ADVISORY FEE          SUBADVISORY FEE
                              TOTAL NET             PAID TO MONTAG          PAID TO MONTAG
                               ASSETS*                (% AVERAGE           (% AVERAGE DAILY
    BALANCED FUNDS           ($ MILLIONS)          DAILY NET ASSETS          NET ASSETS)
Balanced Portfolio of
Enterprise
Accumulation
Trust                             16                     N/A               0.30 first $100
                                                                               million
                                                                        0.25 next $100 million
                                                                           0.20 thereafter
Alleghany/Montag &
Caldwell Balanced
Fund                             336                     0.75                    N/A


* As of October 31, 2000

                                       E-1